UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010
On Assignment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26651 West Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

                On February 18, 2010, On Assignment, Inc. announced its financial results for the fourth quarter of 2009. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 .

                Item 9.01 Financial Statements and Exhibits.

                                (d) The following exhibit is furnished pursuant to Item 2.02:

                                      99.1 Press release of On Assignment, Inc. dated February 18, 2010, reporting its financial results for the fourth quarter of 2009.

SIGNATURES
             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: February 18, 2010	By:	/s/ James L. Brill
James L. Brill
Sr. Vice President, Finance and
Chief Financial Officer